Supplement dated June 27, 2016

to the Prospectuses and Statement of Additional Information (“SAI”)

dated May 1, 2016 for the following Funds:

COLUMBIA ACORN TRUST

Columbia Acorn® Fund

Columbia Acorn International®

Columbia Acorn USA®

Columbia Acorn International SelectSM

Columbia Acorn SelectSM

Columbia Thermostat FundSM

Columbia Acorn Emerging Markets FundSM

Columbia Acorn European FundSM

1.	Effective August 29, 2016, the Funds’ Prospectuses are hereby supplemented by adding the following to the Buying, Selling and Exchanging Shares – Transaction Rules and Policies section:

Small Account Policy — Class A, Class B, Class C and Class Z Share Accounts Below the Minimum Account Balance

The Funds generally will automatically sell your shares if the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the applicable Minimum Account Balance. The Minimum Account Balance varies among Funds, share classes and types of accounts, as follows:

Minimum Account Balance
Minimum Account Balance
For all Funds, classes and account types except those listed below	$250 (None for accounts with Systematic Investment Plans)
Individual Retirement Accounts for all Funds and classes except those listed below	None
Class I, Class R, Class R4, Class R5, and Class Y	None

If your shares are sold, the Transfer Agent will remit the sale proceeds to you. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will send you written notification in advance of any automatic sale, which will provide details on how you may avoid such an automatic sale. Generally, you may avoid such an automatic sale by raising your account balance, consolidating multiple accounts you may have with the Funds through an exchange, or setting up a Systematic Investment Plan. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing addresses) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Fund also may sell your Fund shares if your selling agent tells us to sell your shares pursuant to arrangements made with you, and under certain other circumstances allowed under the 1940 Act.

Small Account Policy — Class A, Class B, Class C and Class Z Share Accounts Minimum Balance Fee

If the value of your Fund account (treating each account of the Fund you own separately from any other account of the Fund you may own) falls below the minimum initial investment requirement applicable to you for any reason, including as a result of market decline, your account generally will be subject to a $20 annual fee. This fee will be assessed through the automatic sale of Fund shares in your account. Any otherwise applicable CDSC will not be imposed on such an automatic sale of your shares. The Transfer Agent will reduce the expenses paid by the Fund by any amounts it collects from the assessment of this fee. For Funds that do not have transfer agency expenses against which to offset the amount collected through assessment of this fee, the fee will be paid directly to the Fund. The Transfer Agent will send you written notification in advance of assessing any fee, which will provide details on how you can avoid the imposition of such fee. Generally, you may avoid the imposition of such fee by raising your Fund account balance, consolidating multiple accounts you may have with the Funds through an exchange, or setting up a Systematic Investment Plan that invests at least monthly. For more information, contact the Transfer Agent or your selling agent. The Transfer Agent’s contact information (toll-free number and mailing addresses) as well as the Funds’ website address can be found at the beginning of the section Choosing a Share Class.

The Funds reserve the right to lower the account size trigger point for the minimum balance fee in any year or for any class of shares when we believe it is appropriate to do so in light of declines in the market value of Fund shares, sales loads applicable to a particular class of shares, or for other reasons.

Exceptions to the Small Account Policy (Accounts Below Minimum Account Balance and Minimum Balance Fee)

The automatic sale of Fund shares of accounts under $250 and the annual minimum balance fee described above do not apply to shareholders of Class I, Class R, Class R4, Class R5 and Class Y shares; shareholders holding their shares through broker-dealer networked accounts; wrap fee and omnibus accounts; accounts with active Systematic Investment Plans; certain qualified retirement plans; and health savings accounts. The automatic sale of Fund shares of accounts under the applicable Minimum Account Balance does not apply to individual retirement plans.

Small Account Policy — Broker-Dealer and Wrap Fee Accounts

The Funds may automatically redeem, at any time, broker-dealer networked accounts and wrap fee and omnibus accounts that have account balances of $20 or less or have less than one share.

2.	Effective August 29, 2016, the Funds’ SAI is hereby supplemented by adding the following as a new bullet point under the caption Contingent Deferred Sales Charges (Class A, Class B and Class C Shares) included in the Sales Charge Waivers section of APPENDIX S – MORE INFORMATION ABOUT CHOOSING A SHARE CLASS:

●	In connection with the fund’s Small Account Policy (as described in the applicable prospectus);

Shareholders should retain this Supplement for future reference.

SUP000  00  027  (06/16)

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